Deferred Taxes	12 Months Ended
Dec. 31, 2024
Deferred Taxes [Abstract]
Deferred Taxes

Note 16 – Deferred Taxes

The provision for income taxes differs from the amount that would have resulted in applying the combined federal statutory tax rate as follows:

	December 31,	December 31,	December 31,
	2024	2023	2022
Net loss before taxes for the period	€5,089,998	€4,870,580	€1,226,855
Permanent differences	1,678,703	-	-
Expected in tax recovery at statutory income tax rates	€509,015	€(6,647)	€-
Difference in tax rates, foreign exchange, and other	-	-	-
Change in deferred tax assets not recognized	-	-	-
Income tax recovery	€509,015	€(6,647)	€-

Statutory income tax rate	%
Italy	24%
Macedonia	10%
Ireland	13%

Temporary differences that give rise to the following deferred tax assets and liabilities at are:

	December 31,	December 31,
	2024	2023
Deferred tax assets/(liabilities)	€509,015	€(6,647)
Net operating loss carryforwards	€3,411,295	€4,870,580
Deferred tax assets not recognized	(509,015)	-
Net deferred tax asset/(liabilities)	€-	€(6,647)

As of December 31, 2024 and 2023, the Company has approximately EUR3,411,295 and EUR4,870,580 of non-capital losses that may be used to offset future taxable income. These losses may be carried forward on an indefinite basis and do not expire. The Company has not recognized the deferred tax assets due to the uncertainty around utilizing all of the losses carry-forwards.